Exhibit 10.19

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1 to EXCLUSIVE SUPPLY AGREEMENT

This Amendment No, 1 to the Exclusive Supply Agreement (this “Amendment”) is made as of October 24, 2017 (the “Amendment Effective Date”) by and between NEPHRON PHARMACEUTICALS CORPORATION, a Florida corporation (‘“Nephron”‘) and REVITALID, INC., a Delaware corporation (“RevitaLid”‘). RevitaLid and Nephron are sometimes referred to herein collectively as the “Parties” and individually as a “Party”.

WHEREAS, RevitaLid and Nephron are parties to that certain Exclusive Supply Agreement dated February 7, 2013 (the “Agreement”‘):

WHEREAS, Nephron, Point Guard Partners, LLC, Voom, LLC, Tom Reidhammer, Avery Family Trust, and Vision Quest Holdings, LLC (the foregoing collectively constituting all of the shareholders of RevitaLid) and Osmotica Pharmaceutical Corp., a Delaware corporation, have entered into a Stock Purchase Agreement, dated October 24, 2017 (the “Purchase Agreement”) pursuant to which RevitaLid has become a subsidiary of Osmotica Pharmaceutical Corp.; and

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, RevitaLid and Nephron each desire to amend the Agreement upon the terms and conditions set forth below’.

NOW, THEREFORE, in consideration of the foregoing and the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

(1)                                 Relationship to the Agreement. Any capitalized terms that are not defined in this Amendment shall have the meaning set forth in the Agreement.

(2)                                 Amendments to the Agreement. The Agreement is hereby amended as follows:

(a)                                 Section 5 of the Agreement is hereby amended by adding the following as a new Section 5.10:

“RevitaLid shall have the right, in its sole discretion and at its sole expense, to engage and qualify or have qualified one backup supplier to provide backup supply for each step of the manufacturing process for the Products (a “Backup Supplier”) and notwithstanding anything to the contrary set forth in the Agreement, any production, filling, packaging, inspecting, labeling and testing activities performed by or on behalf of RevitaLid or the Backup Supplier shall not be deemed to breach RevitaLid’s exclusivity obligations pursuant to Section 2.”

(b)                                 Section 5.2.2 of the Agreement is hereby amended by adding the following to the end of such Section:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“; provided, that RevitaLid shall have the right to obtain such Additional Quantities from a Backup Supplier.”

(c)                                  Section 5.3.2 of the Agreement is hereby amended by adding the following to the end of such Section:

“; provided, that RevitaLid shall have the right to obtain such amounts from a Backup Supplier.”

(d)                                 Section 15.4 of the Agreement is hereby deleted in its entirety and replaced with, the following:

“Upon the occurrence of any Nephron Default, RevitaLid may: (i) terminate this Agreement; (ii) elect to use a Backup Supplier to obtain any quantities of the Products; and/or (iii) exercise any other right or remedy which may be available to RevitaLid under any applicable law.”

(e)                                  Section 16.1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to the provisions of Section 16.2 of this Agreement, this Agreement shall have an initial term (the “Initial Term”) commencing on the production of the first vials intended for the Commercial Phase period of supply and continuing for a period of five (5) years thereafter.”

(f)                                   Section16.1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Following the Initial Term, the Term of this Agreement shall be automatically renewed for additional one (l) year periods (each, an “Additional Term”) unless either Party provides written notice to the other Party that it does not intend to renew this Agreement at least ninety (90) days’ prior to the end of the Initial Term or the Additional Term that is then in effect.”

(g)                                  Section 16.3.4 of the Agreement is hereby renumbered as Section 16.3,5 and the following is hereby inserted immediately following Section 16.3.3 of the Agreement as a new Section 16.3.4:

“the date on which the Patent, Know-How and Trademark License Agreement dated August 31,2011 by and between RevitaLid and Voom, LLC is terminated: or”

(h)                                 Exhibit A of the Agreement is hereby deleted in its entirety and replaced with Annex 1 to this Amendment.

(i)                                     Exhibit B of the Agreement is hereby deleted in its entirety and replaced with Annex 2 to this Amendment.

(j)                                    Exhibit C of the Agreement is hereby deleted in its entirety and replaced with Annex 3 to this Amendment.

2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(3)                                 Update to Notice Address. This Amendment shall be deemed to constitute written notice to Nephron pursuant to Section 17.2 of the Agreement. Following the Amendment Effective Date, RevitaLid’s address for delivery of notices pursuant to Section 17.2 of the Agreement shall be as follows:

Re vital id, Inc.

c/o Osmotica Pharmaceuticals Corp.

400 Crossing Boulevard

Bridgewater, NJ 08807

(4)                                 Ratification. This Amendment will be deemed to be a part of and incorporated into the Agreement. Except as expressly set forth herein, all remaining terms and conditions of the Agreement will remain in full force and effect. To the extent any terms or conditions in this Amendment conflict with the Agreement, the terms and conditions of this Amendment will control.

(5)                                 Headings. The section headings in this Amendment are inserted only as a matter of convenience, and in no way define, limit, or interpret the scope of this Amendment or of any particular section hereof,

(6)                                 Miscellaneous. This Amendment may be executed in multiple counterparts, each of which will be deemed an original and ail of which will constitute but one and the same instrument. No agreement hereafter made will be effected to change, modify, or discharge this Amendment, in whole or in part, unless such agreement is in writing and signed by or on behalf of the Party’ against whom the enforcement of the change, modification, or discharge is sought. This Amendment will be binding on the Parties and their respective personal and legal representatives, successors, and permitted assigns. Each person whose signature appears below represents and warrants that he or she has the authority7 to bind the entity on whose behalf he or she has executed this Amendment. A signature on behalf of one Party delivered to the other Party electronically, as by facsimile or via electronic mail, will be binding just as if delivered in person as an original signature.

[Signature page follows.]

3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Amendment Effective Date by their duly authorized officers.

REVITALID, INC.		NEPHRON PHARMACEUTICALS
CORPORATION

By:	/s/ Barry Butler	By:	/s/ Lou Wood Kennedy
Name:	Barry Butler	Name:	Lou Wood Kennedy
Title:	CEO/President	Title:	CEO/President

[Signature page to Amendment to Supply Agreement]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ANNEX 1

EXHIBIT A

Purchase Price

CLINICAL TRIAL MATERIAL:

The Purchase Price for the Clinical Trial Material described in Section 3.2 and 3.3 of the Agreement is [***], with [***] due upon the commencement of Production and [***] due upon delivery and acceptance of the [***] Batches of Clinical Trial Material by RevitaLid.

COMMERCIAL PHASE:

The Purchase Price for each Unit will be [***] during the first year of the Commercial Phase. Prior to the end of the first year of the Commercial Phase, the parties will agree to a tiered pricing structure for the remainder of the Agreement based on volume of Units purchased. If the parties cannot agree on a tiered pricing structure, the Purchase Price for each Unit will remain [***] for the remainder of the Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ANNEX 3

EXHIBIT C

Specifications

[***]